UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2014

ALKERMES PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Connaught House, 1 Burlington Road
Dublin 4, Ireland
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): + 353-1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX

Ex-99.1 Press release issued by Alkermes plc dated February 27, 2014 announcing financial results for the nine months ended December 31, 2013 and financial expectations for the twelve months ending December 31, 2014.

Item 2.02 Results of Operations and Financial Condition

On February 27, 2014, Alkermes plc announced financial results for the nine months ended December 31, 2013 and financial expectations for the twelve months ended December 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1. This information, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1

Press release issued by Alkermes plc dated February 27, 2014 announcing financial results for the nine months ended December 31, 2013 and financial expectations for the twelve months ending December 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC

Date: February 27, 2014	By:	/s/ James M. Frates
James M. Frates
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1

Press release issued by Alkermes plc dated February 27, 2014 announcing financial results for the nine months ended December 31, 2013 and financial expectations for the twelve months ending December 31, 2014.